Supplement to the
Fidelity® Select Portfolios®
Financials Sector
April 29, 2010
Prospectus

Home Finance Portfolio

Shareholder Meeting. The Board of Trustees has approved several changes to the Home Finance Portfolio intended to broaden the fund's investment policies, and renaming the fund as Consumer Finance Portfolio. These changes will not occur until certain shareholder approvals have been obtained.

Shareholders of Home Finance Portfolio will be asked to vote to modify the fund's fundamental "invests primarily" policy (the investment policy concerning the fund's primary investments) to state that the fund "invests primarily in companies providing products and services associated with consumer finance," approve a related change to the fund's fundamental concentration policy, and change the fund from a diversified fund to a non-diversified fund. If shareholders approve the proposals, the fund will change its name, adopt a new 80% name test policy, and be permitted to operate as a non-diversified fund. Additionally, the S&P® Consumer Finance Index will replace the MSCI® Thrifts & Mortgage Finance 25/50 Index as the fund's supplemental benchmark.

Shareholders of record will be entitled to vote at the shareholder meeting. Please read the proxy statement when it is available because it will contain important information relating to the proposals. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-8544. The proxy statement will also be available on the Securities and Exchange Commission's web site (www.sec.gov).

If approved, the changes will take effect on the first day of the month following the shareholder meeting, which is currently expected to occur in the fourth quarter of 2010. To determine whether the proposals were approved by shareholders, visit www.fidelity.com.

SELFIN-10-01 July 28, 2010
1.916419.100